SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 11, 2004

Date of Report (Date of earliest event reported)

Wabash National Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-10883	52-1375208

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1000 Sagamore Parkway South, Lafayette, Indiana	47905

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(765) 771-5310

Not applicable

(Former name or former address, if changed since last report)

Exhibit Index on Page 4

Item 9. Regulation FD Disclosure.
SIGNATURES
EXHIBIT INDEX
Presentation

Item 9. Regulation FD Disclosure.

     Wabash National Corporation is making the presentation attached hereto as Exhibit 99.1 and incorporated herein by reference at the 2004 Bear Stearns Global Transportation Conference, May 11 & 12, 2004. The presentation will also be made at the Company's 2004 Annual Meeting of Stockholders, May 13, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

WABASH NATIONAL CORPORATION
Date: May 11, 2004	By:	/s/ Robert J. Smith
Robert J. Smith
Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Description
99.1	Wabash National Corporation Presentation for 2004 Bear Stearns Global Transportation Conference, May 11 & 12, 2004 and 2004 Annual Meeting of Stockholders, May 13, 2004.